SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     August 21, 2002
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                                MSU DEVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



33-28622-A                                                      22-2748288
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(Commission File Number)                                     (IRS Employer
                                                             Identification No.)



2901 North Central Parkway, Suite 460, Plano, Texas                     75093
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (972) 473-7543
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.         Other Events.

                     The Company is filing herewith its press release dated August 21, 2002 as Exhibit 99.1 hereto issued in connection with Rule 135c under the Securities Act of 1933, as amended.

Item 7.         Financial Statements and Exhibits.

                     (c)       Exhibits.
                               --------

                                    99.1  Press Release dated August 21, 2002.

                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  MSU DEVICES INC.



Dated:  August 21, 2002                           By:        /s/ Jean Belanger
                                                     ------------------------
                                                     Jean Belanger
                                                     Chairman of the Board



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                                  Exhibit Index


Exhibit Number                      Description of Exhibit

99.1                                Press Release dated August 21, 2002.











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                                                                Exhibit 99.1


             MSU Devices Obtains $150,000 Secured Bridge
           Loan Financing Commitments and Further Extension


    DALLAS--(BUSINESS WIRE)--Aug. 21, 2002--MSU Devices Inc. (OTCBB:MUCP) announced today that the Company has received commitments to purchase $150,000 of its 11.5% Unsecured Notes ("11.5% Notes") in a private placement.
    Pursuant to the terms of its 11.5% Notes, as amended July 31, 2002, the Company was obligated to raising further funding of at least $150,000 not later than August 20, 2002 and at least $250,000 not later than September 20, 2002. In event the Company does not raise the additional funds, it will be in default and the noteholders can accelerate the maturity of the secured notes and exercise their rights under a first priority lien on the assets of the Company, including intangible assets and intellectual property.
    The Company also announced that the conversion price of the notes issued and to be issued in connection with the last round of the secured bridge loan financing will be determined on September 20, 2002. In the event such conversion price is less than the $.10 per share of the Company's common stock, the conversion price applicable to all currently outstanding notes issued pursuant to the secured bridge loan financing will be reduced from $.10 per share to such lower conversion price.
    The secured notes, as well as the common stock into which the notes are convertible, have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
    This announcement does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation, or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.


    CONTACT: MSU Devices Inc., Dallas
             Jean Belanger, 972/473-6916



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